UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2012 (October 9, 2012)

APOLLO INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

9 West 57th Street, New York, NY 10019

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (212) 515-3450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 9, 2012, Apollo Investment Corporation (the “Company”) and U.S. Bank National Association (the “Trustee”), entered into an Indenture (the “Indenture”) and a First Supplemental Indenture (the “First Supplemental Indenture”) relating to the Company’s issuance, offer and sale of $150,000,000 aggregate principal amount of its 6.625% senior notes due 2042 (the “Notes”).

The Notes will mature on October 15, 2042 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after October 15, 2017 at a redemption price of $25 per security plus accrued and unpaid interest. The Notes bear interest at a rate of 6.625% per year payable quarterly on January 15, April 15, July 15 and October 15 of each year, commencing on January 15, 2013. The Notes are direct unsecured obligations of the Company.

The Company expects to use the net proceeds of this offering to repay outstanding indebtedness under its revolving credit facility.

The Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333—170519) and the prospectus supplement filed with the Securities and Exchange Commission on October 2, 2012. The transaction closed on October 9, 2012.

The foregoing descriptions of the Indenture and the First Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture and the First Supplemental Indenture, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit
4.1	Indenture, dated as of October 9, 2012, between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of October 9, 2012, relating to the 6.625% Senior Notes due 2042, between the Company and U.S. Bank National Association, as trustee

4.3	Form of 6.625% Senior Notes due 2042 (contained in the First Supplemental Indenture filed as Exhibit 4.2 hereto)

5.1	Opinion of Venable LLP

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in the opinion filed as Exhibit 5.2 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2012	APOLLO INVESTMENT CORPORATION

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit
4.1	Indenture, dated as of October 9, 2012, between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of October 9, 2012, relating to the 6.625% Senior Notes due 2042, between the Company and U.S. Bank National Association, as trustee

4.3	Form of 6.625% Senior Notes due 2042 (contained in the First Supplemental Indenture filed as Exhibit 4.2 hereto)

5.1	Opinion of Venable LLP

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in the opinion filed as Exhibit 5.2 hereto)